Exhibit 99.4  Unaudited Pro Forma Combined Financial Information - June 30, 2008


                                              Littlefield Corporation and Subsidiaries
                                     UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                                   Six months ended June 30, 2008

                                                 LTFD                        Pro forma
                                               Historical     Columbia       adjustments                  Total
                                              ------------  -------------  --------------              ------------
REVENUES:
    Entertainment                               $4,314,108        566,731          70,210    (e)          4,951,049
    Hospitality                                  1,642,884                                                1,642,884
    Other                                           47,270                                                   47,270
                                              ------------  -------------  --------------              ------------
                    TOTAL REVENUES               6,004,262        566,731          70,210                 6,641,203
                                              ------------  -------------  --------------              ------------

DIRECT COSTS AND EXPENSES:
    Direct salaries and other compensation       1,354,208         72,126          32,833    (f)          1,459,167
    Rent and utilities                           1,314,072        216,000                                 1,530,072
    Other direct operating costs                 1,970,909         19,975                                 1,990,884
    Depreciation and amortization                  431,274                         11,000    (g)            442,274
    License expense                                 60,213                                                   60,213
                                              ------------  -------------  --------------              ------------
                    TOTAL COSTS AND EXPENSES     5,130,676        308,101          43,833                 5,482,610
                                              ------------  -------------  --------------              ------------

GROSS MARGIN                                       873,586        258,630          26,377                 1,158,593

GENERAL AND ADMINISTRATIVE EXPENSES:
    Salaries and other compensation                629,337                                                  629,337
    Legal and accounting fees                      406,908                                                  406,908
    Depreciation and amortization                   64,097                                                   64,097
    Compensation Expense                            26,206                                                   26,206
    Other general and administrative               398,770                                                  398,770
                                              ------------  -------------  --------------              ------------

    TOTAL GENERAL AND ADMINISTRATIVE EXPENSES    1,525,318            ---             ---                 1,525,318

GAIN (LOSS) ON DISPOSITION OF FIXED ASSETS         474,387            ---             ---                   474,387
                                              ------------  -------------  --------------              ------------

OPERATING INCOME (LOSS)                          (177,345)        258,630          26,377                   107,662

OTHER INCOME AND EXPENSES:
    Interest and investment income                  46,410                                                   46,410
    Interest expense                             (178,214)                                                (178,214)
    Other Income (expense)                             ---                                                      ---
                                              ------------  -------------  --------------              ------------
 TOTAL OTHER INCOME AND EXPENSES                 (131,804)            ---             ---                 (131,804)

INCOME (LOSS) BEFORE INCOME TAXES                (309,149)        258,630          26,377                  (24,142)

PROVISION FOR INCOME TAXES                          44,344            ---             ---                    44,344
                                              ------------  -------------  --------------              ------------

NET INCOME (LOSS)                                (353,493)        258,630          26,377                  (68,486)

OTHER COMPREHENSIVE (LOSS), Net of Tax of $0           ---            ---             ---                       ---
                                              ------------  -------------  --------------              ------------

NET COMPREHENSIVE INCOME (LOSS)                 ($353,493)        258,630          26,377                  (68,486)
                                              ============  =============  ==============              ============




                                See notes to unaudited pro forma consolidated financial statements

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

                                  Littlefield Corporation and Subsidiaries
                        UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                               (Continued)
                                     Six months ended June 30, 2008



EARNINGS (LOSS) PER SHARE:

                                                  LTFD                         Pro forma
                                               Historical       Columbia      Adjustments          Total
                                              -------------  --------------  --------------    -------------

       Basic earnings (loss) per share            ($ 0.025)     $     0.018     $     0.002         ($0.005)

       Diluted earnings (loss) per share          ($ 0.025)     $     0.018     $     0.002         ($0.005)



Weighted average shares outstanding - basic     14,238,166       14,238,166      14,238,166      14,238,166

Weighted average shares outstanding - diluted   14,238,166       14,238,166      14,238,166      14,238,166



                    See notes to unaudited pro forma consolidated financial statements

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
                                             Littlefield Corporation and Subsidiaries
                                               UNAUDITED PRO FORMA BALANCE SHEET
                                                       As of June 30, 2008


                                                          LTFD                         Pro forma
                                                        Historical      Columbia      adjustments                   Total
                                                      --------------  -------------  -----------------          --------------
                        ASSETS
                        ------
Current Assets:
    Cash and cash equivalents                             $7,016,358                       (1,500,000)     (h)       5,516,358
    Accounts receivable, net of allowance for doubtful
     accounts of $66,557                                     463,030                                                   463,030
    Other current assets                                     307,942                                                   307,942
                                                      --------------  -------------  -----------------          --------------
    Total Current Assets                                   7,787,330            ---        (1,500,000)               6,287,330
                                                      --------------  -------------  -----------------          --------------

Property and Equipment - at cost, net of accumulated
 depreciation and amortization                             7,772,864         61,882                ---               7,834,746

Other Assets:
    Goodwill and intangibles, net                          5,957,982                         1,438,118               7,396,100
    Note receivable - net                                    382,475                                                   382,475
    Other non-current assets                                 205,139                               ---                 205,139
                                                      --------------  -------------  -----------------          --------------
    Total Other Assets                                     6,545,596            ---          1,438,118               7,983,714
                                                      --------------  -------------  -----------------          --------------

TOTAL ASSETS                                             $22,105,790         61,882           (61,882)     (h)      22,105,790
                                                      ==============  =============  =================          ==============

         LIABILITIES AND STOCKHOLDERS' EQUITY
         ------------------------------------
Current Liabilities:
    Long term debt, current portion                         $221,907                                                   221,907
    Long term debt, legal settlements, current portion       245,083                                                   245,083
    Trade accounts payable                                   350,986                                                   350,986
    Accrued expenses                                         691,729                                                   691,729
                                                      --------------  -------------  -----------------          --------------
    Total Current Liabilities                              1,509,705            ---                ---               1,509,705
                                                      --------------  -------------  -----------------          --------------

Long-term Liabilities:
    Long term debt, net of current portion                 3,317,651                                                 3,317,651
    Long term debt, legal settlements                        256,685                                                   256,685
    Other liabilities, related party                          60,000                                                    60,000
                                                      --------------  -------------  -----------------          --------------
    Total Long-term Liabilities                            3,634,336            ---                ---               3,634,336
                                                      --------------  -------------  -----------------          --------------

Total Liabilities                                          5,144,041            ---                ---               5,144,041
                                                      --------------  -------------  -----------------          --------------

Stockholders' Equity:
    Common stock, $0.001 par value, (authorized
     40,000,000 shares, issued 17,534,707 shares
     outstanding 16,754,901 shares)                           17,535                                                    17,535
    Additional paid-in-capital                            30,655,979                                                30,655,979
    Treasury stock - 779,806 shares, at cost               (993,891)                                                 (993,891)
    Accumulated deficit                                 (12,717,874)                                              (12,717,874)
                                                      --------------  -------------  -----------------          --------------
    Total Stockholders' Equity                            16,961,749            ---                ---              16,961,749
                                                      --------------  -------------  -----------------          --------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $22,105,790            ---                ---              22,105,790
                                                      ==============  =============  =================          ==============



                                See notes to unaudited pro forma consolidated financial statements

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Littlefield Corporation and Subsidiaries
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
Six months ended June 30, 2008


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NOTE 1 - BASIS OF PRESENTATION

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The unaudited pro forma consolidated  statement of operations for the six months ended June 30, 2008, is based upon the unaudited financial statements of Littlefield Corporation for the six months ended June 30, 2008, the unaudited statement of revenues and direct operating expenses of Columbia Promotions (the name designated to represent the acquired six (6) bingo halls located in Greer
(2),  Columbia (3) and Goose Creek (1) South  Carolina) for the six months ended
June 30, 2008 and the adjustments and assumptions described herein. Amounts are presented assuming regulatory fees and taxes remain at current levels. The pro forma data are not necessarily indicative of the financial results that would have been attained had the acquisition transaction occurred on the dates presented and should not be viewed as indicative of operations in future periods. The unaudited pro forma statements should be read in conjunction with the notes thereto and the Company's unaudited financial statements in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2008.

The unaudited pro forma consolidated statement of operations is presented to show operating results as if the acquisition transaction occurred as of the beginning of the period presented. The pro forma balance sheet is based upon the assumption the acquisition transaction occurred as of the end of the period presented.

The assets of Columbia  Promotions  were  purchased for $1.8 million by Columbia
One  Corp.  a  South  Carolina   corporation  and  wholly-owned   subsidiary  of
Littlefield  Corporation.  The purchase price consisted of $750,000 in cash paid at closing and a  promissory  note for  $1,050,000,  secured by the assets being purchased.  The  purchase  price may be reduced by $300,000 to $1.5 million if a single, lump sum payment of $750,000 is made on or before September 30, 2008, in full  satisfaction of the promissory note. The promissory note bears interest of
6% per annum,  matures October 1, 2013 and is payable in quarterly  installments commencing on January 1, 2009. It is contemplated that the seller will remain an employee.  It is  assumed  the  option  to reduce  the  purchase  price  will be exercised for purposes of these proforma statements.

The six bingo halls will be operated  under licenses  issued to bingo  promoters
that  are  wholly  owned  South  Carolina   subsidiaries   of  the   Littlefield
Corporation.  Prior to making the asset purchase,  the Littlefield  subsidiaries had applied to the South Carolina Department of Revenue for promoter licenses to operate  the halls,  and the  Department  denied the  applications.  The Company protested,  and an  administrative  law judge  ordered  the  licenses be issued, allowing the subsidiaries to move forward with this acquisition.

Littlefield  Corporation  and its  subsidiaries  are  continuing  to litigate an administrative  proceeding  with the South  Carolina  Department of Revenue over whether the subsidiaries  may collectively  hold a total of more than five bingo promoter licenses in South Carolina.  If the Company does not ultimately prevail
in  the   administrative   proceeding  with  the  Department  of  Revenue,   its
subsidiaries may have their licenses revoked. A more complete description of the legal  dispute  with the  Department  of Revenue is  contained in Note 11 to the
Littlefield  Corporation  unaudited financial statements in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2008.

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NOTE 2 - PRO FORMA ADJUSTMENTS

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The unaudited pro forma statements reflect the following adjustments:

(e) Record expected changes in revenue
(f) Record expected changes in expenses as a result of anticipated changes in management structure.
(g) Record  depreciation  and  amortization  of acquired assets
(h) Record purchase of acquired assets for cash


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